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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):  January 14, 1999
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                           United Natural Foods, Inc.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        000-21531                                   05-0376157
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(Commission File Number)                (I.R.S. Employer Identification No.)


260 Lake Road
Dayville, Connecticut                                             06241
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(Address of Principal Executive Offices)                        (Zip Code)


                                (860) 779-2800
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              (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.

Consolidation of Northeastern Operations

     On January 14, 1999, we issued a press release announcing plans to consolidate our northeastern operations into our Dayville, Connecticut and New Oxford, Pennsylvania facilities and to close our Chesterfield, New Hampshire distribution center and our Philadelphia, Pennsylvania terminal facility. A copy of such press release is attached to this Current Report on Form 8-K as
Exhibit 99 and incorporated herein by reference.

     The cost of closing the Chesterfield, New Hampshire facility and of transferring operations to other facilities is expected to total approximately $4,000,000. This expense includes:

     . approximately $2,400,000 of additional depreciation to reflect the net realizable value of the Chesterfield facility as well as some future unusable assets;

     .   approximately $700,000 for severance and medical insurance costs;

     .   approximately $700,000 for retention expenses; and

     .   approximately $200,000 for the cost of moving inventory.

     These costs are expected to be recognized on our financial books and records during the remainder of the current fiscal year as follows:

     . the additional depreciation of the Chesterfield facility and other assets will be recognized pro rata through July 31, 1999;

     . severance and medical insurance costs will be recognized in the quarter ending January 31, 1999;

     . retention expenses will be recognized pro rata in the quarters ending April 30, 1999 and July 31, 1999; and

     . the cost of moving inventory will be recognized in the quarter ending July 31, 1999.

     Accordingly, we expect to recognize a total of approximately $700,000 in costs in the quarter ending January 31, 1999, approximately $1,550,000 in the quarter ending April 30, 1999 and approximately $1,750,000 in the quarter ending July 31, 1999.

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     We intend to expand our New Oxford, Pennsylvania facility by 120,000 square feet in order to accommodate the transfer of sales volume from the Dayville, Connecticut and Philadelphia, Pennsylvania facilities. We expect that the expansion of our New Oxford facility will enable us to service our customers in a more efficient manner and will eliminate the need to use outside storage facilities. This expansion is currently expected to cost approximately $3,500,000. This expansion is expected to be financed by a reduction of inventory safety stock and from the savings resulting from operating fewer distribution centers.

Relocation of Seattle Facility

     We currently anticipate moving our Seattle operations to Auburn, Washington during the third quarter of Fiscal 1999. We currently expect moving costs to be approximately $650,000.

     This Current Report on Form 8-K contains forward-looking statements relating to the timing and expected costs of relocating our Seattle facility and the expected expense associated with closing our Chesterfield, New Hampshire facility, the timing of expense recognition for accounting purposes, the expected savings from closing our facility and the expected cost of expanding our New Oxford, Pennsylvania facility, and such statements involve a number of risks and uncertainties. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are delays in closing our facility, problems associated with relocating our employees to other facilities, hiring additional employees in the remaining facilities, unexpected consolidation costs, including severance and medical insurance costs, retention costs and costs associated with moving inventory, competitive pressures, loss of customers, service interruptions, general economic conditions and the risk factors detailed from time to time in our periodic reports and registration statements filed with the Securities and Exchange Commission, including without limitation our 10-K.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.
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     See Exhibit Index attached hereto.

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                                   SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  February 2, 1999              UNITED NATURAL FOODS, INC.



                              By: /s/ Robert T. Cirulnick
                                 ---------------------------------
                                  Robert T. Cirulnick
                                  Chief Financial Officer

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                                 EXHIBIT INDEX


Exhibit
Number                   Description
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 99       Press Release dated January 14, 1999.